                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                          ---------------------------
                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          March 1, 2001
                                                     ------------------------

                     NOVASTAR MORTGAGE FUNDING CORPORATION

             (Exact name of registrant as specified in its charter)


          Delaware                     333-50290-01              48-1195807
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

1901 West 47th Place, Suite 105, Westwood, KS                       66205
--------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:        (913) 514-3200
                                                    ----------------------------

                                     None
--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

          NovaStar Mortgage Funding Corporation registered issuances of up to 2,000,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-50290) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2001-1 issued $407,753,070.80 in aggregate principal amount of its Asset-Backed Certificates, Class A-1, Class M-1, Class M-2, Class M-3, Class AIO and Class P Series 2001-1 (the "Certificates"), on March 29, 2001.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of March 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the "Servicer") and as seller (the "Seller"), Wells Fargo Bank Minnesota, N.A., as certificate administrator (the "Certificate Administrator") and as trustee (the "Trustee") and First Union National Bank, as custodian (the "Custodian"). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

          As of March 1, 2000, the mortgage loans possessed the characteristics described in the Prospectus, dated February 16, 2001, and the Prospectus Supplement, dated March 23, 2001, filed pursuant to Rule 424(b)(2) of the Act on March 27, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired:  None
          -----------------------------------------

     (b)  Pro Forma Financial Information:  None
          -------------------------------

     (c)  Exhibits:
          --------

          1.1 Underwriting Agreement, dated March 23, 2001, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and First Union Securities, Inc, as representative of the Several Underwriters.

          4.1 Pooling and Service Agreement, dated as of March 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the "Servicer") and as seller (the "Seller"), Wells Fargo Bank Minnesota, N.A., as certificate administrator (the "Certificate Administrator") and as trustee (the "Trustee") and First Union National Bank, as custodian (the "Custodian").

          10.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, Wells Fargo Bank, Minnesota, N.A., as trustee and certificate administrator, and First Union National Bank, as custodian.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 10, 2001

                              NOVASTAR MORTGAGE FUNDING CORPORATION,

                              By:       /s/ Kelly Meinders
                                     ----------------------------------------
                                       Kelly Meinders
                                       Vice President


                                 Exhibit Index

Exhibit No.         Description
-----------         -----------



Exhibit 1.1 Underwriting Agreement, dated March 23, 2001, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and First Union Securities, Inc, as representative of the Several Underwriters.

Exhibit 4.1 Pooling and Service Agreement, dated as of March 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the "Servicer") and as seller (the "Seller"), Wells Fargo Bank Minnesota, N.A., as certificate administrator (the "Certificate Administrator") and as trustee (the "Trustee") and First Union National Bank, as custodian (the "Custodian").

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, Wells Fargo Bank, Minnesota, N.A., as trustee and certificate administrator, and First Union National Bank, as custodian.

                                       3